UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019

Verrica Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38529	46-3137900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 North High Street, Suite 200 West Chester, PA	19380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 453-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02	Results of Operations and Financial Condition.

On March 7, 2019, Verrica Pharmaceuticals Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2018. This press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 3.03	Material Modification to Rights of Security Holders.

The applicable information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 8.01	Other Events.

On December 19, 2018, the Delaware Chancery Court issued an opinion in Sciabacucchi v. Salzberg, C.A. No. 2017-0931-JTL, invalidating provisions in the certificates of incorporation of Delaware companies that purport to limit to federal court the forum in which a stockholder could bring a claim under the Securities Act. The Delaware Chancery Court held that a Delaware corporation can only use its constitutive documents to bind a plaintiff to a particular forum where the claim involves rights or relationships established by or under Delaware’s corporate law.

Article VII of the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) contains a similar federal forum selection provision. As such, and in light of the recent Sciabacucchi decision, the Company does not currently intend to enforce the foregoing federal forum selection provision unless the Sciabacucchi decision is reversed on appeal. If the decision is not appealed or if the Delaware Supreme Court affirms the Delaware Chancery Court’s decision, then the Company will seek approval by its stockholders to amend the Charter at its next regularly-scheduled annual meeting of stockholders to remove the invalid provision.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated March 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verrica Pharmaceuticals Inc.

Date: March 7, 2019	/s/ Chris Degnan
Chris Degnan Chief Financial Officer